                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 1998

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   1-5418                     41-0617000
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


        11840 Valley View Road
        Eden Prairie, Minnesota                                      55344
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(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code (612) 828-4000
                                                        --------------

          (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountants.
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     On May 8, 1998, SUPERVALU INC. (the "Company") determined not to re-engage its independent auditors, Deloitte & Touche LLP ("Deloitte") and appointed KPMG Peat Marwick LLP ("KPMG") as its new independent auditors, effective immediately. This determination followed the Company's decision to seek proposals from independent accounting firms, including Deloitte, with respect to the engagement of independent accountants to audit the Company's financial statements for the fiscal year ending February 27, 1999. The decision not to re-engage Deloitte and to retain KPMG was approved by the unanimous consent of the Company's Board of Directors upon the recommendation of its Audit Committee.

     The reports of Deloitte on the financial statements of the Company for its fiscal years ended February 28, 1998 and February 22, 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through May 8, 1998,
(i) there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

     The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through May 8, 1998, consulted with KPMG regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement with Deloitte or a Reportable Event.

     The Company has furnished Deloitte with a copy of this Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte's letter to the Commission, dated May 8, 1998, is filed as Exhibit
16.1 to this current report on Form 8-K.

Item 7.    Financial Statements and Exhibits.
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           (c) Exhibits.

               16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated May 8, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 12, 1998

                                  SUPERVALU INC.


                                  By:   /s/ Pamela K. Knous
                                       ----------------------------------
                                       Pamela K. Knous
                                       Executive Vice President,
                                         Chief Financial Officer
                                       (Authorized Officer of Registrant)



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

                                  EXHIBIT INDEX


16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated May 8, 1998.







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